UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                November 13, 2003



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-31299                  06-0865171
      ----------------               ------------              --------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Item 9. Regulation FD Disclosure

     On November 13, 2003, representatives of Medical Staffing Network Holdings, Inc. will make a presentation at the SunTrust Robinson Humphrey Business & Technology Services Conference using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 13, 2003                 MEDICAL STAFFING NETWORK HOLDINGS, INC.

                                        By: /s/ Kevin S. Little
                                            ------------------------------
                                            Kevin S. Little
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Slides used in presentation of Medical Staffing Network Holdings, Inc., dated November 13, 2003


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